CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of 2-Track Global, Inc., a Nevada corporation (the "Company”), does hereby certify with respect to the Annual Report of 2-Track on Form 10-KSB for the year ended December 31, 2004 as filed with the Securities and Exchange Commission (the "10-KSB Report") that:

(1) the 10-KSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the 10-KSB Report fairly presents, in all material respects, the financial condition and results of operations of 2-Track.

Dated: March 29, 2005   2-Track Global, Inc.

/s/ Woosun Jung
Woosun Jung
President and Chief Executive Officer

/s/ Jimmy Millard
Jimmy Millard
Chief Financial Officer